Supplement to the
Fidelity® U.S. Bond Index Fund
April 26, 2002
Prospectus

The following information replaces similar information found in the "Buying and Selling Shares" section on page 12.

Minimums
To Open an Account	$100,000
For Fidelity Rollover IRAs	$2,500
For Fidelity Keogh accounts	$500
To Add to an Account	$2,500
For Fidelity Keogh accounts	$250
Minimum Balance	$100,000
For Fidelity Rollover IRAs	$2,000
For Fidelity Keogh accounts	$500

The following information replaces similar information found in the "Buying and Selling Shares" section on page 13.

  If you are selling some but not all of your shares, leave at least $100,000 worth of shares in the account to keep it open ($2,000 for fund balances in Fidelity Rollover IRAs and $500 in Fidelity Keogh accounts), except accounts not subject to account minimums.

The following information replaces similar information found in the "Features and Policies" section on page 17.

If your account balance falls below $100,000 ($2,000 for fund balances in Fidelity Rollover IRAs and $500 in Fidelity Keogh accounts) for any reason, including solely due to declines in the fund's NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

UBI-03-01 January 1, 2003
1.479318.104